INVESCO LIMITED TERM MUNICIPAL INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-7890
SERIES NO.:         1

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                           $19,490
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class A2                          $ 1,285
          Class C                           $ 3,414
          Class Y                           $17,867
          Class R5                          $   215
          Class R6                          $   391

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                           $0.1962
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class A2                          $0.2247
          Class C                           $0.1108
          Class Y                           $0.2241
          Class R5                          $0.2244
          Class R6                          $0.2144

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                            93,478
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class A2                            5,127
          Class C                            27,199
          Class Y                            65,774
          Class R5                              913
          Class R6                           14,910

74V.  1   Net asset value per share (to nearest cent)
          Class A                           $ 11.22
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class A2                          $ 11.22
          Class C                           $ 11.21
          Class Y                           $ 11.21
          Class R5                          $ 11.21
          Class R6                          $ 11.21

INVESCO TAX-EXEMPT CASH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-7890
SERIES NO.:         3

72DD. 1   Total income dividends for which record date passed during the period. (000's Omitted)
          Class A                                $    37
      2   Dividends for a second class of open-end company shares (000's Omitted)
          Class Y                                $     9
          Investor Class                         $     9
          Class R6                               $     0

73A.      Payments per share outstanding during the entire current period: (form nnn.nnnn)
      1   Dividends from net investment income
          Class A                                $0.0005
      2   Dividends for a second class of open-end company shares (form nnn.nnnn)
          Class Y                                $0.0006
          Investor Class                         $0.0006
          Class R6                               $0.0006

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                 24,677
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class Y                                  5,650
          Investor Class                           5,800
          Class R6                                    10

74V.  1   Net asset value per share (to nearest cent)
          Class A                                $  1.00
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class Y                                $  1.00
          Investor Class                         $  1.00
          Class R6                               $  1.00

INVESCO HIGH YIELD MUNICIPAL FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-7890
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $247,315
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $  1,132
           Class C                            $ 50,396
           Class Y                            $119,805
           Class R5                           $     22
           Class R6                           $  1,067

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $ 0.4728
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $ 0.4317
           Class C                            $ 0.3967
           Class Y                            $ 0.4987
           Class R5                           $ 0.4960
           Class R6                           $ 0.4570

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             540,007
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                             129,670
           Class Y                             257,681
           Class R5                                 32
           Class R6                             21,036

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $   9.93
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $   9.89
           Class Y                            $   9.94
           Class R5                           $   9.92
           Class R6                           $   9.91

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-7890
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $20,450
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    52
           Class C                            $ 4,803
           Class Y                            $ 9,433
           Class R6                           $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.3117
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.2885
           Class C                            $0.2281
           Class Y                            $0.3393
           Class R6                           $0.3117

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             69,782
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                             21,580
           Class Y                             30,494
           Class R6                                 1

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 10.99
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                            $ 10.96
           Class Y                            $ 10.98
           Class R6                           $ 10.97

INVESCO MUNICIPAL INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-7890
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                $ 71,837
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                $    111
           Class C                                $  7,272
           Class Y                                $ 22,275
           Investor Class                         $  4,100
           Class R6                               $    610

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                $ 0.4944
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                $ 0.3549
           Class C                                $ 0.3925
           Class Y                                $ 0.5279
           Investor Class                         $ 0.5088
           Class R6                               $ 0.4828

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                 146,744
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                  18,899
           Class Y                                  33,584
           Investor Class                            7,970
           Class R6                                 10,715

74V.   1   Net asset value per share (to nearest cent)
           Class A                                $  13.19
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                $  13.12
           Class Y                                $  13.18
           Investor Class                         $  13.19
           Class R6                               $  13.18

INVESCO NEW YORK TAX FREE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2018
FILE NUMBER :       811-7890
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 4,011
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                            $    23
           Class C                            $   690
           Class Y                            $   785
           Class R6                           $     7

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.5178
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.4697
           Class C                            $0.4096
           Class Y                            $0.5560
           Class R6                           $0.5112

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                              7,696
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                              1,627
           Class Y                              1,429
           Class R6                               123
           Net asset value per share (to nearest cent)

74V.   1   Class A                            $ 15.32
           Net asset value per share of a second class of open-end company shares (to nearest cent)
       2   Class C                            $ 15.30
           Class Y                            $ 15.31
           Class R6                           $ 15.30